                                                                      EXHIBIT 99
   U S WEST, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

THE SEPARATION

    On October 25, 1997, the Board of Directors of U S WEST, Inc. ("U S WEST") adopted a proposal to separate U S WEST into two independent companies (the "Separation"). As a result of the Separation, the Communications Group will become an independent public company and will be renamed "U S WEST, Inc." ("New U S WEST"). In addition, the Media Group's directory business known as U S WEST Dex, Inc. ("Dex") will be aligned with New U S WEST (the "Dex Alignment"). The assets of New U S WEST will be accounted for at the historical values at which they were carried by U S WEST prior to the Separation. Following the Separation, U S WEST will continue as an independent public company comprised of the current businesses of Media Group other than Dex and will be renamed "MediaOne Group, Inc." ("MediaOne").

    The Separation will be implemented pursuant to the terms of a separation agreement between U S WEST and New U S WEST (the "Separation Agreement"). Under the Separation Agreement, U S WEST will redeem each issued and outstanding share of Communications Stock for one share of New U S WEST Common Stock, and each outstanding share of Media Stock will remain outstanding and will thereafter represent one share of MediaOne Common Stock. In connection with the Separation, New U S WEST and MediaOne will seek to refinance certain indebtedness issued or guaranteed by U S WEST (the "U S WEST Indebtedness") through a combination of tender offers, prepayments, defeasance, consent solicitations and/or exchange offers (the "Refinancing").

    In connection with the Dex Alignment, (i) U S WEST will distribute, as a dividend, an aggregate of $850 in value of New U S WEST Common Stock to holders of Media Stock (the "Dex Dividend") and (ii) $3.9 billion of U S WEST debt, currently allocated to Media Group, will be refinanced by New U S WEST (the "Dex Indebtedness").

    The transaction is subject to shareowner approval and is expected to be complete by mid-1998.

THE AIRTOUCH TRANSACTION

    On April 6, 1998, U S WEST sold its domestic wireless businesses to AirTouch in a tax-efficient transaction (the "AirTouch Transaction"). The AirTouch Transaction was consummated pursuant to an Agreement and Plan of Merger (the "AirTouch Merger Agreement") dated as of January 29, 1998. The domestic wireless businesses included cellular communication services provided to 2.6 million customers in 12 western and midwestern states and a 25 percent interest in PrimeCo Personal Communications, L.P., a provider of PCS services. Pursuant to the AirTouch Merger Agreement, AirTouch acquired these cellular and PCS interests. Consideration under the AirTouch Transaction consists of (i) debt reduction of $1.35 billion, (ii) the issuance to U S WEST of $1.65 billion in liquidation preference of dividend bearing AirTouch preferred stock (fair value of approximately $1.5 billion), and (iii) the issuance to U S WEST of 59.5 million shares of AirTouch common stock. This transaction resulted in the disposition of Media Group's domestic wireless businesses.

    In connection with this transaction, U S WEST and AirTouch have entered into an investment agreement, pursuant to which AirTouch has agreed to provide to U S WEST registration rights with respect to the shares of AirTouch preferred stock and AirTouch common stock which U S WEST received in the AirTouch Transaction and to assist U S WEST in the monetization of such shares.

                                                                      EXHIBIT 99
   U S WEST, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (CONTINUED)

    Prior to April 6, 1998, U S WEST and AirTouch were parties to the AirTouch Joint Venture pursuant to which they had agreed to combine their domestic cellular businesses. The AirTouch Transaction was consummated in lieu of the AirTouch Joint Venture.

    The following unaudited pro forma condensed combined statement of operations of U S WEST for the year ended December 31, 1997 gives effect to (i) the discontinuance of the businesses of New U S WEST (the "Discontinued Operations Adjustments"), (ii) the Refinancing (including the refinancing by New U S WEST of the Dex Indebtedness), the distribution of all of the New U S WEST Common Stock to U S WEST's stockholders, transfers of certain assets and liabilities of U S WEST to New U S WEST and allocations of certain costs and expenses in connection with the Separation (the "MediaOne Separation Adjustments") and (iii) the AirTouch Transaction (the "AirTouch Transaction Adjustments") as if such transactions had been consummated as of January 1, 1997. The unaudited pro forma condensed combined balance sheet as of December 31, 1997 gives effect to the Discontinued Operations Adjustments, the MediaOne Separation Adjustments and the AirTouch Transaction Adjustments as if such transactions had been consummated as of December 31, 1997. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 1996 and 1995, give effect to the Discontinued Operations Adjustments but do not give effect to the MediaOne Separation Adjustments or the AirTouch Transaction Adjustments.

    The assets of New U S WEST will be accounted for at the historical book values at which they were carried by U S WEST prior to the Separation. MediaOne will account for the distribution of New U S WEST to U S WEST's stockholders at fair value, and will recognize a gain on the distribution. The historical results of New U S WEST will be reflected as discontinued operations by MediaOne.

    The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. The unaudited pro forma financial statements do not necessarily represent what MediaOne's financial position or results of operations would have been had the transactions occurred at such dates or to project MediaOne's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of U S WEST.

                                                                      EXHIBIT 99

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                              DOLLARS IN MILLIONS

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION    ADJUSTMENTS(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Sales and other revenues..........................  $15,235   $(11,388)(A)   $3,847                  $   3,847       $  (1,428)(G)

Operating expenses before depreciation and
  amortization....................................    9,009     (6,449)(A)    2,560                      2,560            (895)(G)
Depreciation and amortization.....................    3,420     (2,163)(A)    1,257                      1,257            (183)(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
  Total operating expenses........................   12,429     (8,612)       3,817                      3,817          (1,078)
                                                    --------  ------------   -------  ------------   -------------   -------------
Operating income (loss) from continuing
  operations......................................    2,806     (2,776)          30                         30            (350)(G)
Other income (expense):
  Interest expense................................   (1,083 )      405(A)      (678 )      289(B)         (389)             90(G)
  Equity losses in unconsolidated ventures........     (909 )                  (909 )                     (909)            115(G)
  Other income (expense)--net.....................      408        (58)(A)      350         (6)(B)         344             132(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............    1,222     (2,429)      (1,207 )      283            (924)            (13)
(Provision) benefit for income taxes..............     (522 )      902(A)       380        (87)(C)         293              34(C)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations before
  extraordinary item..............................      700     (1,527)        (827 )      196            (631)             21
Discontinued operations(A):
  Results of operations, net of tax...............               1,524(A)     1,524     (1,524)(D)
  Gain on separation..............................                                      25,229(D)       25,229
                                                    --------  ------------   -------  ------------   -------------   -------------
Income before extraordinary item..................      700         (3)         697     23,901          24,598              21
Extraordinary item:
  Loss on early extinguishment of debt, net of
    tax...........................................       (3 )        3(A)                 (346)(E)        (346)
                                                    --------  ------------   -------  ------------   -------------   -------------
Net income........................................      697      --             697     23,555          24,252              21
Dividends on preferred stock......................      (52 )                   (52 )                      (52)
                                                    --------  ------------   -------  ------------   -------------   -------------
Earnings available for common stock...............  $   645   $  --          $  645   $ 23,555       $  24,200       $      21
                                                    --------  ------------   -------  ------------   -------------   -------------
                                                    --------  ------------   -------  ------------   -------------   -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
Sales and other revenues..........................  $   2,419
Operating expenses before depreciation and
  amortization....................................      1,665
Depreciation and amortization.....................      1,074
                                                    -------------
  Total operating expenses........................      2,739
                                                    -------------
Operating income (loss) from continuing
  operations......................................       (320)
Other income (expense):
  Interest expense................................       (299)
  Equity losses in unconsolidated ventures........       (794)
  Other income (expense)--net.....................        476
                                                    -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............       (937)
(Provision) benefit for income taxes..............        327
                                                    -------------
Income (loss) from continuing operations before
  extraordinary item..............................       (610)
Discontinued operations(A):
  Results of operations, net of tax...............
  Gain on separation..............................     25,229
                                                    -------------
Income before extraordinary item..................     24,619
Extraordinary item:
  Loss on early extinguishment of debt, net of
    tax...........................................       (346)
                                                    -------------
Net income........................................     24,273
Dividends on preferred stock......................        (52)
                                                    -------------
Earnings available for common stock...............  $  24,221
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION    ADJUSTMENTS(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK...........................................  $  2.43
                                                    --------
                                                    --------
DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK....................................  $  2.41
                                                    --------
                                                    --------
BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................   482.75
                                                    --------
                                                    --------
DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................   491.23
                                                    --------
                                                    --------
BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................  $ (0.88 )
                                                    --------
                                                    --------
BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................   606.75
                                                    --------
                                                    --------
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE OF
  MEDIAONE COMMON STOCK:
  CONTINUING OPERATIONS...........................                                                   $   (1.13)
  DISCONTINUED OPERATIONS.........................                                                       41.58(D)
  EXTRAORDINARY ITEM:
    LOSS ON EARLY EXTINGUISHMENT OF DEBT..........                                                       (0.57)
                                                                                                     -------------
BASIC AND DILUTED EARNINGS PER SHARE..............                                                   $   39.88
                                                                                                     -------------
                                                                                                     -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............                                                      606.75(F)
                                                                                                     -------------
                                                                                                     -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK...........................................

DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK....................................

BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................

BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE OF
  MEDIAONE COMMON STOCK:
  CONTINUING OPERATIONS...........................  $   (1.09)
  DISCONTINUED OPERATIONS.........................      41.58(D)
  EXTRAORDINARY ITEM:
    LOSS ON EARLY EXTINGUISHMENT OF DEBT..........      (0.57)
                                                    -------------
BASIC AND DILUTED EARNINGS PER SHARE..............  $   39.92
                                                    -------------
                                                    -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............     606.75(F)
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                              DOLLARS IN MILLIONS

                                                                                                MEDIAONE
                                                                    MEDIAONE                    PRO FORMA
                                                   DISCONTINUED     PRO FORMA     MEDIAONE      EXCLUDING       AIRTOUCH
                                      U S WEST      OPERATIONS      EXCLUDING    SEPARATION     AIRTOUCH       TRANSACTION
                                     HISTORICAL   ADJUSTMENTS(A)   SEPARATION    ADJUSTMENTS   TRANSACTION   ADJUSTMENTS(G)
                                     -----------  ---------------  -----------  -------------  -----------  -----------------
ASSETS

Current assets.....................   $   3,399    $  (2,432)(A)    $     967   $      (8)(H)   $     959     $    (223)(G)
Net investment in assets of
  discontinued operations(A).......                    4,367(A)         4,367      (3,831)(J)
                                                                                     (536)(D)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total current assets...............       3,399        1,935            5,334      (4,375)            959          (223)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Property, plant and
  equipment--net...................      18,580      (14,308)(A)        4,272         (25)(H)       4,247        (1,006)(G)
Investment in Time Warner
  Entertainment....................       2,486                         2,486                       2,486
Investment in AirTouch
  Communications...................                                                                               4,413(G)
Net investments in international
  ventures.........................         475                           475                         475
Intangible assets--net.............      12,674          (77)(A)       12,597                      12,597          (415)(G)
Net investment in assets held for
  sale.............................         419                           419                         419
Other assets.......................       1,707         (775)(A)          932         (28)(H)         853          (491)(G)
                                                                                      (51)(K)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total assets.......................   $  39,740    $ (13,225)       $  26,515   $  (4,479)      $  22,036     $   2,278
                                     -----------  ---------------  -----------  -------------  -----------       ------
                                     -----------  ---------------  -----------  -------------  -----------       ------

LIABILITIES AND EQUITY

Short-term debt....................   $   1,430    $    (695)(A)    $     735   $     (23)(H)   $     738     $      16(G)
                                                                                       26(I)
Total other current liabilities....       4,885       (3,432)(A)        1,453         (19)(H)       1,434          (332)(G)
Long-term debt.....................      13,248       (5,020)(A)        8,228      (3,831)(J)       4,637        (1,352)(G)
                                                                                      240(K)
Deferred taxes.....................       4,068         (791)(A)        3,277          14(H)        3,291         1,735(G)
Deferred credits and other.........       3,605       (3,287)(A)          318         (33)(H)         285           (88)(G)

Mandatorily redeemable preferred
  stock and Preferred Securities...       1,180                         1,180                       1,180

Total equity.......................      11,324                        11,324     (25,831)(D)      10,471         2,299(G)
                                                                                   25,229(D)
                                                                                     (346)(E)
                                                                                      121(K)
                                                                                      (26)(I)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total liabilities and equity.......   $  39,740    $ (13,225)       $  26,515   $  (4,479)      $  22,036     $   2,278
                                     -----------  ---------------  -----------  -------------  -----------       ------
                                     -----------  ---------------  -----------  -------------  -----------       ------


                                      MEDIAONE
                                      PRO FORMA
                                     -----------
ASSETS
Current assets.....................   $     736
Net investment in assets of
  discontinued operations(A).......

                                     -----------
Total current assets...............         736
                                     -----------
Property, plant and
  equipment--net...................       3,241
Investment in Time Warner
  Entertainment....................       2,486
Investment in AirTouch
  Communications...................       4,413
Net investments in international
  ventures.........................         475
Intangible assets--net.............      12,182
Net investment in assets held for
  sale.............................         419
Other assets.......................         362

                                     -----------
Total assets.......................   $  24,314
                                     -----------
                                     -----------
LIABILITIES AND EQUITY
Short-term debt....................   $     754

Total other current liabilities....       1,102
Long-term debt.....................       3,285

Deferred taxes.....................       5,026
Deferred credits and other.........         197
Mandatorily redeemable preferred
  stock and Preferred Securities...       1,180
Total equity.......................      12,770

                                     -----------
Total liabilities and equity.......   $  24,314
                                     -----------
                                     -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                              DOLLARS IN MILLIONS

                                                                                                            DISCONTINUED
                                                                                              U S WEST       OPERATIONS
                                                                                             HISTORICAL    ADJUSTMENTS(A)
                                                                                             -----------  ----------------
Sales and other revenues...................................................................   $  12,911   $    (11,074)

Operating expenses before depreciation and amortization....................................       7,512         (6,105)
Depreciation and amortization..............................................................       2,544         (2,158)
                                                                                             -----------      --------
    Total operating expenses...............................................................      10,056         (8,263)
                                                                                             -----------      --------
Operating income from continuing operations................................................       2,855         (2,811)
Other income (expense):
  Interest expense.........................................................................        (612)           448
  Equity losses in unconsolidated ventures.................................................        (346)
  Other income (expense)--net..............................................................         (57)           (14)
                                                                                             -----------      --------
Income (loss) from continuing operations before income taxes and
  cumulative effect of change in accounting principle......................................       1,840         (2,377)
(Provision) benefit for income taxes.......................................................        (696)           876
                                                                                             -----------      --------
Income (loss) from continuing operations before cumulative
  effect of change in accounting principle.................................................       1,144         (1,501)
Income from discontinued operations(A).....................................................                      1,501
                                                                                             -----------      --------
Income (loss) before cumulative effect of change in accounting principle...................   $   1,144   $      --
                                                                                             -----------      --------
                                                                                             -----------      --------

                                                                                              MEDIAONE
                                                                                              PRO FORMA
                                                                                              EXCLUDING
                                                                                             SEPARATION
                                                                                             -----------
Sales and other revenues...................................................................   $   1,837
Operating expenses before depreciation and amortization....................................       1,407
Depreciation and amortization..............................................................         386
                                                                                             -----------
    Total operating expenses...............................................................       1,793
                                                                                             -----------
Operating income from continuing operations................................................          44
Other income (expense):
  Interest expense.........................................................................        (164)
  Equity losses in unconsolidated ventures.................................................        (346)
  Other income (expense)--net..............................................................         (71)
                                                                                             -----------
Income (loss) from continuing operations before income taxes and
  cumulative effect of change in accounting principle......................................        (537)
(Provision) benefit for income taxes.......................................................         180
                                                                                             -----------
Income (loss) from continuing operations before cumulative
  effect of change in accounting principle.................................................        (357)
Income from discontinued operations(A).....................................................       1,501
                                                                                             -----------
Income (loss) before cumulative effect of change in accounting principle...................   $   1,144
                                                                                             -----------
                                                                                             -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995

                              DOLLARS IN MILLIONS

                                                                                                         MEDIAONE
                                                                                        DISCONTINUED     PRO FORMA
                                                                           U S WEST      OPERATIONS      EXCLUDING
                                                                          HISTORICAL   ADJUSTMENTS(A)   SEPARATION
                                                                          -----------  ---------------  -----------
Sales and other revenues................................................   $  11,746     $   (10,416)    $   1,330

Operating expenses before depreciation and amortization.................       6,810          (5,774)        1,036
Depreciation and amortization...........................................       2,291          (2,066)          225
                                                                          -----------  ---------------  -----------
  Total operating expenses..............................................       9,101          (7,840)        1,261
                                                                          -----------  ---------------  -----------
Operating income from continuing operations.............................       2,645          (2,576)           69

Other income (expense):
  Interest expense......................................................        (527)            429           (98)
  Equity losses in unconsolidated ventures..............................        (207)                         (207)
  Other income (expense)--net...........................................         243            (101)          142
                                                                          -----------  ---------------  -----------
Income (loss) from continuing operations before income taxes and
  extraordinary item....................................................       2,154          (2,248)          (94)
(Provision) benefit for income taxes....................................        (825)            817            (8)
                                                                          -----------  ---------------  -----------
Income (loss) from continuing operations before extraordinary item......       1,329          (1,431)         (102)
Income from discontinued operations(A)..................................                       1,431         1,431
                                                                          -----------  ---------------  -----------
Income before extraordinary item........................................   $   1,329     $   --          $   1,329
                                                                          -----------  ---------------  -----------
                                                                          -----------  ---------------  -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

 (A) Reflects the removal of the assets, liabilities, revenues and expenses of the businesses of New U S WEST. All transactions and receivable and payable balances between New U S WEST and MediaOne that will continue after the Separation are reflected in such amounts. Also reflects the reclassification of New U S WEST's results to net investment in and income from discontinued operations. The measurement date of the Separation, for discontinued operations accounting purposes, will be the date upon which U S WEST stockholder approval is received.

 (B) Reflects a reduction of historical interest expense of $304 million for the year ended December 31, 1997 as a result of the Refinancing, including the refinancing by New U S WEST of the Dex Indebtedness, and an increase in interest expense of $15 million for financing the costs of the Refinancing and Separation. Also includes incremental guaranteed minority interest expense (included in "other income (expense)--net") related to the refinancing of Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely Company-guaranteed debentures ("Preferred Securities") of $6 million. The interest effects of the Refinancing were calculated at the anticipated rates MediaOne will achieve on the Refinancing. The actual interest rates achieved on Refinancing may vary based on movement in interest rates and the cost of new debt available to MediaOne. A 1/8 percentage point change in the assumed Refinancing rates would change annual interest expense by $4.4 million.

 (C) Reflects the estimated income tax effects of the pro forma adjustments.

 (D) Reflects the distribution of the New U S WEST Common Stock to U S WEST's stockholders. The distribution will be accounted for as a dividend. Because the distribution is non pro-rata, as compared with the businesses previously attributed to U S WEST's two classes of stockholders, it will be accounted for at fair value. The estimated gain on the distribution represents the difference between the fair value of New U S WEST (as of February 20, 1998) and the historical investment in New U S WEST. The actual gain will be determined upon Separation. Since the distribution is accounted for at fair value, the related distribution of the net pension assets and net postretirement and other postemployment obligations are also accounted for at fair value. The estimated gain on the distribution includes a net gain of $1,833 million for the distribution of net pension assets and net postretirement and other postemployment obligations at fair value. The estimated gain is calculated as follows (dollars in millions):

Market capitalization of Communications Group
  (485,061,000 shares of Communications Stock at $51.50 per
  share)...........................................................  $  24,981
Dex Dividend.......................................................        850
                                                                     ---------
Fair value of New U S WEST.........................................     25,831
Investment in New U S WEST.........................................       (536)
Separation costs (net of income tax benefits of $24)...............        (66)
                                                                     ---------
Gain on distribution...............................................  $  25,229
                                                                     ---------
                                                                     ---------

 (E) Reflects debt extinguishment costs of $346 million (net of income tax benefits of $231 million) associated with the Refinancing. In addition to refinancing costs, debt extinguishment costs include the difference between the market and face value of the U S WEST Indebtedness and a charge for unamortized debt issuance costs.

 (F) As a result of the separation each share of Media Stock will remain outstanding as one share of MediaOne Common Stock.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

 (G) Reflects the consummation of the AirTouch Transaction. MediaOne has retained the international portion of its wireless business segment. The pro forma adjustments reflect the following:

    - Receipt of 59.5 million shares of AirTouch common stock, representing an approximate 10 percent ownership interest in AirTouch. This interest will be accounted for by MediaOne as a marketable equity security.

    - Receipt of $1,500 million of AirTouch preferred stock at market value (liquidation value of $1,650 million).

    - Receipt of $92 million in dividends per year on the AirTouch preferred stock, at an annual rate of 5.14 percent.

    - Reduction in debt of $1,350 million and a corresponding reduction of annual interest expense of $90 million.

    - Removal of the consolidated assets, liabilities, revenues and expenses of MediaOne's domestic cellular operations.

    - Removal of MediaOne's equity method investment and related equity losses associated with its investment in PrimeCo.

    - Recognition of a gain on the disposition calculated as follows (in millions):

AirTouch common stock..............................................  $   2,913
AirTouch preferred stock (at market value).........................      1,500
Debt reduction.....................................................      1,350
                                                                     ---------
Total proceeds.....................................................      5,763
Net book value of assets sold......................................     (1,686)
Sale related costs.................................................        (70)
                                                                     ---------
Gain (before income taxes).........................................      4,007
Deferred tax expense...............................................     (1,735)
                                                                     ---------
Gain (after income taxes)..........................................  $   2,272
                                                                     ---------
                                                                     ---------

    Such gain has been excluded from the unaudited pro forma condensed combined statement of operations.

 (H) Reflects the transfer of assets and liabilities of U S WEST previously shared by New U S WEST and MediaOne and a corresponding reduction in debt.

 (I) Reflects an $18 million contribution to New U S WEST for insurance premiums paid by New U S WEST to MediaOne in excess of liabilities incurred and a payment of $8 primarily related to a lease termination.

 (J) Reflects a reduction in MediaOne debt totaling $3.9 billion in conjunction with the refinancing by New U S WEST of the Dex Indebtedness. $69 million of Dex debt reduction is included in the Discontinued Operations Adjustments and the remaining $3,831 million is reflected as a MediaOne Separation Adjustment.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

 (K) Reflects incremental borrowing to finance $346 million of debt extinguishment costs (net of income tax benefits of $231 million) and $66 million of Separation costs (net of income tax benefits of $24 million). The incremental borrowing is net of a $51 million net reduction in debt issuance costs and a $121 million reimbursement from New U S WEST for its share of debt extinguishment costs. Such reimbursement is reflected as a dividend from New U S WEST to MediaOne. Separation costs include cash payments under severance agreements of $45 million and financial advisory, legal, registration fee, printing and mailing costs related to the Separation. Separation costs also include a one-time payment to terminate the Minnesota Sale Agreement.